Statement of Additional Information Supplement

April 30, 2026

Morgan Stanley Institutional Fund Trust

Supplement dated April 30, 2026 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 28, 2026

Discovery Portfolio

Corporate Bond Portfolio

Global Strategist Portfolio

Ultra-Short Income Portfolio

Effective immediately, the table in the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.[2]	Daily basis	[3]
KellyCo Marketing	As needed	Varying lag times after the date of the information
Financial Recovery Technologies	Daily basis	Daily
Commcise Software Limited[4]	Monthly basis	Approximately three business days
Virtu Financial, Inc.[4]	Monthly basis	Approximately three business days
Toppan Merrill[5]	Semi-Annual basis	Approximately 15 business days after month end
Fund Rating Agencies
Refinitiv Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
BestX Ltd.	Daily basis	Daily
Abel Noser Solutions, LLC	Daily basis	Daily
MSCI Inc.[4]	Daily basis	Daily

1  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

2  With respect to the Corporate Bond, Global Strategist and Ultra-Short Income Portfolios, only.

3  Information will typically be provided on a real time basis or as soon thereafter as possible.

4  With respect to the Discovery and Global Strategist Portfolios, only.

5  With respect to the Discovery Portfolio, only.

Please retain this supplement for future reference.